ADDENDUM

THIS ADDENDUM ("ADDENDUM"), TO THE DEBENTURE NUMBER JULY 2006 101 DATED JULY 21, 2006 (THE "JULY DEBENTURE") BETWEEN DUTCHESS PRIVATE EQUITIES FUND, LP ("DUTCHESS") AND LOCATE PLUS HOLDINGS, INC. (THE "COMPANY"), AND TO THE DEBENTURE NUMBER DECEMBER 2005 101 DATED DECEMBER 29, 2005, (THE "DECEMBER DEBENTURE") BY AND BETWEEN THE PARTIES TO THE DEBENTURES, THE COMPANY AND DUTCHESS PRIVATE EQUITIES FUND, II, LP ("DUTCHESS II"), IS MADE THIS 18TH DAY OF OCTOBER, 2006.

WHEREAS, it is in the best interest of both parties to facilitate (the "Facilitation") the amendments in connection with the Previous Agreements.

NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements set forth herein and in reliance upon the representations and warranties contained herein, the parties hereto covenant and agree as follows:

1.     Amendment  to the July Debenture Agreement.  The July Debenture Agreement
       ------------------------------------------
is hereby amended to DELETE in its entirety the Article 3.2 (c) and contemporaneously the Debenture Agreement is hereby amended to INSERT the following paragraph as the amended Article 3.2 (c):

     Conversion Rate. Holder is entitled to convert the Face Amount of this Debenture, plus accrued interest and penalties, anytime following the Closing Date, at the lower of 1) seventy cents ($.70) per share; or 2) seventy-five percent (75%) of the lowest closing bid price of the common stock during the past twenty (20) trading days prior to a Conversion (each hereinafter referred to as the "Conversion Price"). No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded up, as the case may be, to the nearest whole share. The Holder shall retain all rights of conversions during any partial trading days.

Any such reference made in the July Debenture Agreement and the Transaction Documents (as defined in the July Debenture), to the Fixed Conversion Price or the Conversion Price, shall refer to the amended Section 3.2 (c), described herein.

2.     Amendment  to  the  December Debenture Agreement.  The December Debenture
       ------------------------------------------------
Agreement is hereby amended to DELETE in its entirety the Article 3.2 (c) and contemporaneously the Debenture Agreement is hereby amended to INSERT the following paragraph as the amended Article 3.2 (c):

     Conversion Rate. Holder is entitled to convert the Face Amount of this Debenture, plus accrued interest and penalties, anytime following the Closing Date, at the lower of 1) seventy cents ($.70) per share; or 2) seventy-five percent (75%) of the lowest closing bid price of the common stock during the past twenty (20) trading days prior to a Conversion (each hereinafter referred to as the "Conversion Price"). No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded up, as the case may be, to the nearest whole share. The Holder shall retain all rights of conversions during any partial trading days.

Any such reference made in the December Debenture Agreement and the Transaction Documents (as defined in the December Debenture), to the Fixed Conversion Price or the Conversion Price, shall refer to the amended Section 3.2 (c), described herein.

3. No other terms, rights or provisions of the Transaction Documents are or should be considered to have been modified by the terms of this Amendment and each party retains all other rights, obligations, privileges and duties contained in the July Debenture and December Debenture and the Transaction Documents that correspond respectively to the Debentures.

Agreed and Accepted, and duly authorized to sign, on this 18th day of October , 2006


By  Dutchess:  /s/ Douglas  H.  Leighton
               Douglas  H.  Leighton,  Managing  Director

By Dutchess II: /s/ Douglas  H.  Leighton
                 Douglas  H.  Leighton,  Managing  Director


By  Company: /s/ James C. Fields
              James  Fields,  CFO